UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 23, 2009

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 23, 2009, Amgen Inc. (the “Company”) issued a press release announcing its unaudited results of operations and financial condition for the three months ended March 31, 2009. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release, the Company included certain historical non-U.S. Generally Accepted Accounting Principles (“non-GAAP”) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission for each of the three-month periods ended March 31, 2009 and March 31, 2008 and as of March 31, 2009. Reconciliations for such historical non-GAAP financial measures are attached to or included in the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

Three months ended March 31, 2009

For the three months ended March 31, 2009, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 123R (“SFAS No. 123R”), charges related to the Company’s restructuring plan announced in August 2007 and the additional cost saving initiatives announced in 2008, which include (i) severance and other related costs and (ii) integration costs associated with certain cost saving initiatives (collectively, the “2009 Restructuring Amounts”), charges related to the Company’s acquisitions of Avidia, Inc. (“Avidia”) in October 2006 (the “Avidia Acquisition”), Abgenix, Inc. (“Abgenix”) in April 2006 (the “Abgenix Acquisition”) and Immunex Corporation (“Immunex”) in July 2002 (the “Immunex Acquisition”), the incremental non-cash interest expense related to our convertible debt resulting from the January 1, 2009 adoption of FASB Staff Position No. APB 14-1 (“FSP APB 14-1”) (“the FSP APB 14-1 non-cash interest expense”), the tax effect of the adjustments in 2009 discussed below (the “2009 Tax Effect”) and the net tax benefit resulting from adjustments to previously established deferred taxes, primarily related to prior acquisitions and stock option expense, due to changes in California tax law effective for future periods (the “State Tax Adjustment”).

For the three months ended March 31, 2009, the Company reported non-GAAP financial results for cost of sales (excluding amortization of acquired intangible assets) (“COS”) expense, research and development (“R&D”) expense, selling, general and administrative (“SG&A”) expense, interest and other income (expense), net (“Interest and other income, net”) and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R. R&D expense was also adjusted to exclude the ongoing non-cash amortization of the R&D technology intangible assets acquired with the Abgenix Acquisition and the Avidia Acquisition (the “R&D Technology Intangible Assets’ Amortization”). SG&A expense was also adjusted to exclude the 2009 Restructuring Amounts. Interest and other income, net was adjusted to exclude the FSP APB 14-1 non-cash interest expense. Diluted shares used in the calculation of adjusted earnings per share were adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the FSP APB 14-1 non-cash interest expense provides a supplemental measure that will facilitate comparisons before, during and after such expense is incurred.

For the three months ended March 31, 2009, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the non-cash amortization of acquired intangible assets associated with the Immunex Acquisition (primarily Enbrel®) (the “Immunex Intangible Assets’ Amortization”), the 2009 Restructuring Amounts, the 2009 Tax Effect and the State Tax Adjustment. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2009 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2009 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred. The Company believes that excluding the State Tax Adjustment provides a supplemental measure that will facilitate comparisons between periods in which such item did not occur.

As of March 31, 2009

As of March 31, 2009, the Company also reported a non-GAAP financial measure for total outstanding debt which excluded the impact of adopting FSP APB 14-1 on the carrying values of its convertible debt. The Company believes that excluding the impact of FSP APB 14-1 on its total outstanding debt provides a supplemental measure that will facilitate comparisons before, during and after its convertible debt is outstanding.

Three months ended March 31, 2008

For the three months ended March 31, 2008, the Company’s adjustments to GAAP financial measures relate to amounts associated with the impact of expensing stock options in accordance with SFAS No. 123R, charges related to the Company’s restructuring plan announced in August 2007, which include (i) severance and other related costs, (ii) asset impairment charges in connection with the rationalization of our worldwide manufacturing operations and (iii) loss accruals for leases principally related to certain facilities that will not be used in our business (collectively, the “2008 Restructuring Amounts), charges related to the Avidia Acquisition, the Abgenix Acquisition, the Immunex Acquisition and the Company’s acquisition of Alantos Pharmaceutical Holding, Inc. (“Alantos”) in July 2007 (the “Alantos Acquisition”), the FSP APB 14-1 non-cash interest expense and the tax effect of the adjustments in 2008 discussed below, excluding certain of the 2008 Restructuring Amounts (the “2008 Tax Effect”).

For the three months ended March 31, 2008, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, interest and other income, net and diluted shares used in the calculation of adjusted earnings per share. COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options in accordance with SFAS No. 123R and the 2008 Restructuring Amounts. R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization and merger related expenses incurred due to the Alantos Acquisition primarily related to incremental costs associated with retention (the “Merger Retention Expense”). Interest and other income, net was adjusted to exclude the FSP APB 14-1 non-cash interest expense. Diluted shares used in the calculation of adjusted earnings per share were adjusted to exclude the effects of adopting SFAS No. 123R. The Company believes that excluding the impact of expensing stock options and the related effects of adopting SFAS No. 123R provides supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the 2008 Restructuring Amounts and the Merger Retention Expense provides supplemental measures that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the FSP APB 14-1 non-cash interest expense provides a supplemental measure that will facilitate comparisons before, during and after such expense is incurred.

For the three months ended March 31, 2008, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable, the foregoing expense amounts and the effects of adopting SFAS No. 123R on diluted shares used in the calculation of adjusted earnings per share for the reasons discussed above, the Immunex Intangible Assets’ Amortization, the 2008 Restructuring Amounts and the 2008 Tax Effect. The Company believes that excluding the Immunex Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the 2008 Restructuring Amounts provides a supplemental measure that will facilitate comparisons between periods before, during and after such expenses are incurred. The Company believes that excluding the 2008 Tax Effect provides a supplemental measure that will facilitate comparisons before, during and after the related adjustments have occurred. The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options in accordance with SFAS No. 123R for the three months ended March 31, 2009 and 2008, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated April 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: April 23, 2009	By:	/s/ Robert A. Bradway
	Name:	Robert A. Bradway
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 23, 2009

6